MULTI-PARTY AGREEMENT
                                     BETWEEN
            BUSINESS LOAN CENTER, INC., BLC FINANCIAL SERVICES, INC,
        TRANSAMERICA BUSINESS CREDIT CORPORATION, COLSON SERVICES CORP.,
               AND THE UNITED STATES SMALL BUSINESS ADMINISTRATION

            This Multi-Party Agreement (this "Agreement") is entered into as of March 25, 1998, by and among Business Loan Center, Inc. ("SBA Lender"), BLC Financial Services, Inc. ("Guarantor"), Transamerica Business Credit Corporation ("Warehouse Lender"), Colson Services Corp. ("FTA"), and the United States Small Business Administration ("SBA").

            SBA Lender has made and intends to continue to make loans to small businesses under the Small Business Act, as amended ("SBA Lender Loans").

            SBA guarantees a portion of each SBA Lender Loan in accordance with 13 C.F.R. Part 120 ("SBA Regulations") and a Small Business Administration Loan Guaranty Agreement (SBA Form 750), dated March 27, 1997, between SBA and SBA Lender ("the SBA Agreement").

            SBA Lender, Guarantor and Warehouse Lender have entered into a Loan Agreement (together with any related security agreement and other related documents, the "Warehouse Lender Agreement") dated as of March 25, 1998, under which SBA Lender is borrowing money from Warehouse Lender to make SBA Lender Loans.
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SBA Lender has granted to Warehouse Lender a security interest in all SBA Lender
Loans, together with all collateral securing the SBA Lender Loans and all related Loan Documents.

            Because SBA guarantees a portion of each SBA Lender Loan, SBA has an interest in the SBA Lender Loans, the underlying collateral, and Loan Documents.

            13 C.F.R. Section 120.420 and the SBA Agreement require the SBA Lender to obtain SBA's written consent before it pledges the SBA Lender Loans.

            SBA Lender, Guarantor, Warehouse Lender, and SBA want to assure consistency between the SBA Agreement and the Warehouse Lender Agreement and clarify the respective rights of the parties.

      NOW THEREFORE, SBA Lender, Warehouse Lender, Guarantor, FTA and SBA agree as follows:

                  1. Definitions. In this Agreement, the following terms have the following meanings:

            a. "Guaranteed Interest": the guaranteed portion of a SBA Lender
            Loan.

            b. "SBA Lender's Permanent Fee": as defined in SBA Form 1086, Secondary Participation Guaranty and


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            Certification Agreement ("Participation Agreement") as compensation for servicing and liquidation activities.

            c. "Loan Documents": all Notes, mortgages, deeds of trust, security deeds, security agreements, instruments of hypothecation, and other agreements and documents that relate to the SBA Lender Loans.

            d. "Notes": the notes evidencing the SBA Lender Loans.

            e. "Retained Interest": the unguaranteed portion of a SBA Lender
            Loan.

            f. "SBA Lender Loan Debtor": any debtor obligated under a SBA Lender Loan.

            g. "Demand Notice": a written notice given by Warehouse Lender following an Event of Default (as defined in the Warehouse Lender Agreement) that states that Warehouse Lender intends to deliver a demand for repayment.

            h. "Servicing Fee": for those SBA Lender Loans sold in the secondary market pursuant to a Participation Agreement, SBA Lender's Permanent Fee plus .40% of the outstanding principal balance of such SBA Lender Loans, and for those SBA Lender Loans not sold in the


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            secondary market, a fee equal to 1% of the outstanding principal balance of such SBA Lender Loans.

                  2. SBA's Guaranteed Interest. Warehouse Lender and FTA acknowledge SBA's interest in the Guaranteed Interest of all SBA Lender Loans, together with the collateral securing the SBA Lender Loans and the Loan Documents, and in all payments and recoveries with respect to the SBA Lender Loans and the collateral, including insurance proceeds. Warehouse Lender will execute any release, assignment, endorsement or other document that SBA may from time to time reasonably request with respect to the Guaranteed Interest. If SBA purchases the Guaranteed Interest in any SBA Lender Loan from SBA Lender, SBA will remit the purchase price to SBA Lender. If SBA receives a Demand Notice prior to its purchase of the Guaranteed Interest from SBA Lender, SBA will remit the purchase price to Warehouse Lender for the credit of SBA Lender. If SBA purchases the Guaranteed Interest in any SBA Lender Loan, any recoveries from the SBA Lender Loan Debtor or the collateral underlying the SBA Lender Loan will be distributed pro rata to SBA as the holder of the Guaranteed Interest and to SBA Lender as holder of the Retained Interest. If SBA receives a Demand Notice prior to receipt of any such recoveries, SBA will remit SBA Lender's pro rata share


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of such recoveries to Warehouse Lender for the credit of SBA Lender.

                  3. SBA Lender's Retained Interest. SBA acknowledges that it has no interest in any Retained Interest. SBA further acknowledges that it has no interest in any collateral that secures any SBA Lender Loan or any Loan Document, except to the extent the collateral secures or a Loan Document relates to the Guaranteed Interest. The collateral for a SBA Lender Loan secures the Guaranteed Interest and the Retained Interest pari passu and all recoveries from insurance or any other source will be shared pro rata. If SBA receives any amount to which SBA Lender is entitled on account of any Retained Interest (or any Guaranteed Interest, if still held by SBA Lender), SBA will remit the sum to SBA Lender. If SBA receives a Demand Notice prior to receipt of any such amount, SBA will remit such amount to Warehouse Lender for the credit of SBA Lender. This Agreement constitutes a notice of claims assignment for the full term of the Warehouse Lender Agreement under the Federal Assignment of Claims Act of 1940, as amended, 31 U.S.C. Section 3727, with respect to any right to payment of any Retained Interest (or Guaranteed Interest, if still held by SBA Lender).

                  4. SBA Consent to Warehouse Lender Agreement. (a) SBA consents to SBA Lender's execution and performance of the


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

Warehouse Lender Agreement and the transactions contemplated in it. SBA specifically consents to SBA Lender's grant to Warehouse Lender of a security interest in SBA Lender's interest in the Notes, together with all collateral securing the Notes, and all Loan Documents as described in the Warehouse Lender Agreement.

            (b) Notwithstanding anything to the contrary contained in the Warehouse Lender Agreement, (i) the collateral for the loans Warehouse Lender makes to SBA Lender will not include SBA Lender's rights under its Loan Guaranty Agreement, Form 750, or its SBLC Participation Agreement, Form 1082, to make SBA Lender Loans or the Servicing Fee, (ii) a default under another agreement by SBA Lender or by an entity other than SBA Lender under another agreement may not constitute an Event of Default under the Warehouse Lender Agreement, (iii) except for Loan Documents held by a Servicer pursuant to Section 10 below, SBA Lender will retain the originals of all Loan Documents other than the Notes, and
(iv) except for payments made to a Servicer pursuant to Section 10 below, all payments made by SBA Lender Loan Debtors will be made directly to SBA Lender. Warehouse Lender waives any right it may have, including rights of set-off and any bankers' lien, to any account of SBA Lender into which payments from SBA Lender Loan Debtors are received.


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                  5. SBA Lender to Retain Ultimate Risk of Loss. As required by
13 C.F.R. Section 120.420(b)(2), SBA Lender must retain all economic risk in and bear the ultimate risk of loss on the unguaranteed portions of the SBA Lender Loans.

                  6. Restriction on Use of SBA Loans. SBA Lender will not use the SBA Lender Loans or the collateral supporting the SBA Lender Loans for any borrowing not related to financing of the guaranteed or unguaranteed portions of the SBA Lender Loans.

                  7. FTA To Hold Original SBA Lender Notes. SBA Lender will deliver all existing original Notes pledged to Warehouse Lender to FTA concurrently with executing this Agreement. No later than three business days after it closes a new SBA Lender Loan, SBA Lender will deliver the original Note to FTA. SBA appoints FTA as its fiscal and transfer agent and as its agent to hold the Notes. Warehouse Lender hereby notifies FTA that it has a security interest in all Notes SBA Lender delivers to FTA until the sale of the Guaranteed Interest in the related SBA Lender Loan pursuant to a Participation Agreement as provided in Section 8 below. If the Guaranteed Interest is sold, Warehouse Lender will continue to hold a security interest in the Notes to the extent of SBA Lender's Retained Interest. FTA will hold the Notes as agent for SBA, and as bailee for Warehouse


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

Lender for the purpose of perfecting Warehouse Lender's security interest in the Notes. FTA will not release any Note to Warehouse Lender, SBA Lender, or any other person without SBA's prior written consent. If SBA Lender sells the Guaranteed Interest in an SBA Lender Loan pursuant to a Participation Agreement, FTA will deliver the original Note to SBA Lender to record the sale. SBA Lender will promptly return the Note to FTA. FTA is not required to obtain SBA consent before FTA delivers the Notes to SBA Lender to record the secondary market sale.

                  8. Sales of Guaranteed Interests by SBA Lender. If SBA Lender sells the Guaranteed Interest of any SBA Lender Loans pursuant to a Participation Agreement, Warehouse Lender's security interest with respect to such Guaranteed Interest will automatically be released concurrently with the receipt of the purchase price by FTA.

                  9. Servicing of SBA Lender Loans. Except as set forth in
Section 10 below, SBA Lender will service the SBA Lender Loans. Under no circumstances may Warehouse Lender take any action regarding the servicing or take action against any SBA Lender Loan Debtor or to foreclose on collateral securing any SBA Lender Loan without obtaining SBA's prior written consent.

                  10. Default Under Warehouse Lender Agreement.


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

                  (a) If an Event of Default (as defined in the Warehouse Lender Agreement) occurs with respect to which Warehouse Lender intends to deliver to SBA Lender a demand for repayment, Warehouse Lender must give SBA and SBA Lender written notice of its intent to deliver a demand for repayment at least three business days before it delivers such a demand for repayment to SBA Lender. Upon the occurrence of an Event of Default (as defined in the Warehouse Lender Agreement), SBA may take over or transfer to another SBA participating lender (SBA or such SBA participating lender being a "Servicer") all collection, servicing, enforcement of remedies and liquidation of the SBA Lender Loans. SBA Lender will transfer to the Servicer all Loan Documents under its control. FTA will retain possession of the original Notes. The Servicer will remit to Warehouse Lender, for the credit of SBA Lender, SBA Lender's pro rata share of each Note payment. The Servicer may retain the Servicing Fee as compensation for servicing and liquidation activities. SBA Lender will be liable to the Servicer for costs of servicing, collection, and liquidation in excess of the Servicing Fee.

                  (b) If an event of default occurs under the Warehouse Lender Agreement, Warehouse Lender may not transfer the SBA Lender Loans or the Notes pursuant to a foreclosure sale or otherwise (including any transfer to itself) without the SBA's


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prior written consent. The proposed transferee must be an SBA participating lender, operating under a current Small Business Administration Loan Guaranty Agreement (Form 750) and must be acceptable to SBA. Any transferee must agree to be bound by this Agreement.

                  (c) If (i) Warehouse Lender delivers a demand for repayment to SBA Lender and SBA, (ii) SBA has not after 90 days either appointed a Servicer or taken over servicing of the SBA Lender Loans, and (iii) the Event of Default (as defined in the Warehouse Lender Agreement) to which the demand for repayment relates has not been cured, then SBA will authorize FTA to collect payments on the Notes. In such event, SBA Lender will notify all remitters of payments in respect of the Notes to forward payments to FTA. Upon receipt of such payments, FTA will segregate from the payments all amounts due holders of interests in the Notes in the secondary market and all fees due SBA and/or FTA in connection with such SBA Lender Loans and remit the balance to Warehouse Lender for the credit of SBA Lender. In providing these services, FTA will be entitled to its customary fees for such activities in effect at that time.

            11. Transferees. Warehouse Lender will not sell, participate, pledge, hypothecate, enter into any repurchase agreement with respect to, or otherwise transfer any of its


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interest in the loans made to SBA Lender under the Warehouse Lender Agreement, or the SBA Lender Loans or the Notes (other than after an Event of Default and subject to this Agreement), without SBA's prior written consent.

            12. SBA Lender Acknowledgement of Continuing Obligation: No Assumption of Liabilities. No action taken by Warehouse Lender, SBA, FTA or a Servicer under this Agreement, the SBA Agreement, or the Warehouse Lender Agreement will release or relieve SBA Lender of any of its obligations to SBA or Warehouse Lender. None of SBA, Warehouse Lender, FTA or a Servicer will incur any liability or obligation to SBA Lender by reason of any reasonable or customary action taken in carrying out the provisions of this Agreement. Neither the execution of this Agreement, nor the taking of any action by Warehouse Lender, SBA, FTA or a Servicer under this Agreement will be an assumption by Warehouse Lender, SBA, FTA or a Servicer of any liabilities or obligations of SBA Lender. The provisions of this Section will survive termination of this Agreement.

            13. FTA's and SBA's Limited Liability and Expenses.

                  (a) FTA may rely upon any signature, notice, certificate, or other document reasonably believed by it to be genuine and to have been signed by the person purporting to sign


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

it. SBA Lender will assume liability for and indemnify, protect, and hold harmless FTA from any liabilities or losses arising out of this Agreement, except in the case of FTA's gross negligence or willful misconduct. SBA Lender will reimburse FTA for all expenses, taxes, and other charges that FTA incurs in administering this Agreement. SBA Lender will pay FTA its standard fee for its services under this Agreement. In performing its obligations under this Agreement, FTA will not follow instructions from any other party other than SBA. SBA Lender will not hold FTA liable for any action taken in accordance with SBA's instructions. The indemnities in this Section will survive the termination of this Agreement.

                  (b) SBA may rely upon any signature, notice, certificate, or other document reasonably believed by it to be genuine and to have been signed by the person purporting to sign it. SBA Lender will assume liability for and indemnify, protect, and hold harmless SBA from any liabilities or losses arising out of this Agreement, except in the case of SBA's gross negligence or willful misconduct. Upon request by SBA, SBA Lender will reimburse SBA for all expenses and other charges that SBA incurs in connection with this Agreement. The indemnities in this Section will survive the termination of this Agreement.


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

                  14. Counterparts. This Agreement may be executed in any number of counterparts each of which will be an original.

                  15. Inconsistencies. If any provision of this Agreement is inconsistent with any provision in any other agreement, including but not limited to the Warehouse Lender Agreement, the provision of this Agreement controls. The Warehouse Lender Agreement and any agreements entered into in connection with such agreement are amended to the extent necessary to give effect to the prior sentence. The SBA Agreement is amended to provide that FTA will hold the Notes that are pledged pursuant to the Warehouse Lender Agreement.

                  16. Amendment and Term. This Agreement may not be terminated or amended without the prior written consent of Warehouse Lender, FTA, SBA and SBA Lender.

                  17. Governing Law. This Agreement will be interpreted and construed in accordance with the laws of the State of New York, without reference to its conflict of laws rules.

                  18. Successors and Assigns. This Agreement binds and benefits the parties and their respective successors and assigns.


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

                  19. Section Headings. The section headings in this Agreement are for convenience only, and are without substantive meaning or content.

                  20. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction will be given no effect and shall not invalidate any other provision of this Agreement.

                  21. Notices and Deliveries. Except as otherwise expressly provided in this document, all notices or deliveries under this Agreement will be given by actual delivery to the parties at the addresses below or to such other addresses that any party may designate for itself by written notice to each of the other parties. All notices will be effective upon receipt by the applicable party.

                  If to SBA Lender, at:

                         Business Loan Center, Inc.
                         645 Madison Avenue, 18th Floor
                         New York, New York 10022
                         Attn.: Mr. Robert F. Tannenhauser
                                President

                         with a copy to:

                         Weil, Gotshal & Manges, LLP
                         767 Fifth Avenue, 31st Floor
                         New York, New York 10153
                         Attn.: Simeon Gold, Esq.


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                  If to Warehouse Lender, at:

                         Transamerica Business Credit Corporation
                         8750 W. Bryn Mawr Avenue, Suite 720
                         Chicago Illinois 60631
                         Attn.: Account Executive - BLC

                         and

                         Transamerica Business Credit Corporation
                         9399 West Higgins Road, Suite 600
                         Rosemont, Illinois 60018
                         Attn.: Mary F. Krakowski, Esq.

                         With copies to:

                         Murphy, Weir & Butler
                         101 California Street, 39th Floor
                         San Francisco, California 94111
                         Attn.: Hill Blackett, III, Esq.

                  If to Guarantor, at:

                         BLC Financial Services, Inc.
                         645 Madison Avenue, 18th Floor
                         New York, New York 10022
                         Attn.: Mr. Robert F. Tannenhauser
                                President

                         with a copy to:

                         Weil, Gotshal & Manges, LLP
                         767 Fifth Avenue, 31st Floor
                         New York, New York 10153
                         Attn.: Simeon Gold, Esq.

                  If to FTA, at:

                         Colson Services Corp.
                         150 Nassau Street
                         New York, New York 10038
                         Attn: Clarke H. Ulmer


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                  If to SBA, at:

                         U.S. Small Business Administration
                         409 3rd Street, S.W.
                         Washington, DC 20416
                         Attn: Associate Administrator
                                    for Financial Assistance

                  22. Guarantor. If Guarantor pays Warehouse Lender pursuant to its guaranty and Guarantor becomes subrogated to the rights of Warehouse Lender under the Warehouse Lender Agreement, Guarantor will be bound by all of the terms of this Agreement relating to Warehouse Lender.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



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            IN WITNESS WHEREOF, SBA Lender, Guarantor, Warehouse Lender, FTA,
and SBA have executed this Agreement below.

                                          BUSINESS LOAN CENTER, INC.

                                          By:
                                                -----------------------
                                                Robert F. Tannenhauser
                                                President


                                          BLC FINANCIAL SERVICES, INC.

                                          By:
                                                -----------------------
                                                Robert F. Tannenhauser
                                                President


                                          TRANSAMERICA BUSINESS CREDIT
                                           CORPORATION

                                          By:
                                                -----------------------
                                                Terrell W. Harris
                                                Senior Vice President


                                          COLSON SERVICES CORP.

                                          By:
                                                -----------------------
                                          Name:
                                               ------------------------
                                          Title:
                                               ------------------------


                                          UNITED STATES SMALL BUSINESS
                                           ADMINISTRATION

                                          By:
                                                -----------------------
                                                Jane Palsgrove Butler
                                          Title:
                                               ------------------------


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